                                                                Exhibit No. 10.6

                                [RAC Letterhead]



February 10, 2003



VIA FACSIMILE (814) 461-5401

Rent-Way, Inc.
Rent-Way of Michigan, Inc.
Rent-Way of TTIG, L.P.
Attn: Chief Executive Officer
One Rent Way Place
Erie, Pennsylvania  16505


Dear Sir:

     Reference is made to that certain Asset Purchase Agreement, dated as of December 17, 2002, by and among Rent-A-Center East, Inc., a Delaware corporation (formerly known as Rent-A-Center, Inc.) ("ACQUIROR"), and Rent-Way, Inc. (the "COMPANY"), Rent-Way of Michigan, Inc. ("RENT-WAY MICHIGAN") and Rent-Way of TTIG, L.P. ("TTIG" and, together with Rent-Way Michigan, the "OPERATING SUBSIDIARIES"), as amended by that certain letter agreement dated December 31, 2002, that certain letter agreement dated January 7, 2003, and that certain letter agreement dated February 7, 2003 (together, the "ASSET PURCHASE AGREEMENT"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Asset Purchase Agreement.

     WHEREAS, the Closing of the transactions contemplated under the Asset Purchase Agreement occurred as of February 8, 2003; and

     WHEREAS, the parties now desire to alter the original lists of Account Stores, the real property leases of which shall be retained by the Company and the Operating Subsidiaries, and Acquired Stores, the real property leases of which shall be assumed by Acquiror, as set forth herein.

     NOW, THEREFORE, this letter agreement, in accordance with Section 7.4 of the Asset Purchase Agreement, memorializes the understanding of the parties to the Asset Purchase Agreement regarding certain post-closing changes thereto and hereby amends, modifies and supplements the Asset Purchase Agreement as follows:

1. Return of Chattanooga Store. Acquiror hereby sells, transfers, assigns, conveys and delivers to TTIG any and all of those Assets related to the Account Store located at 2109 East 23rd Street, Chattanooga, TN (the "CHATTANOOGA STORE") and acquired at by Acquiror at Closing, effective as of the date hereof, free and clear of all Encumbrances (except for those Encumbrances under Acquiror's senior credit facility, if any, which may have attached on February 8, 2003 and which Acquiror covenants it will obtain applicable releases if required). TTIG hereby assumes and agrees to pay, perform, discharge, and satisfy any and all of those Assumed Liabilities related to the Chattanooga Store previously assumed by Acquiror at Closing, effective as of the date hereof. Acquiror shall be entitled to all income earned in or from the ownership or operation of the Assets related to the Chattanooga Store with respect to events occurring prior to the date hereof, and TTIG will be entitled to all income earned in or from the ownership or operation of the Assets related to the Chattanooga Store with respect to events occurring on or after the date hereof. Without limiting the generality of the foregoing, all cash receipts received at the Chattanooga Store prior to the date hereof shall be the property of Acquiror, and all cash receipts received at the Chattanooga Store on or after the date hereof shall be the property of TTIG. The parties hereto agree to cooperate with each other to ensure that any amounts received are delivered to the party entitled to such amounts as provided herein.

2.   Acquisition of Marlow Heights Store.

     (a) Each of the Company and the Operating Subsidiaries, as the case may be, hereby sells, transfers, assigns, conveys and delivers to Acquiror all of such entity's right, title and interest in and to those Assets related to the store located at 4141 Branch Avenue, Marlow Heights, MD (the "MARLOW HEIGHTS STORE"), in each case free and clear of any and all Encumbrances, effective as of the date hereof. Acquiror hereby acquires the Assets related to the Marlow Heights Store as of the date hereof as if the Assets related to the Marlow Heights Store were Assets originally acquired under the Asset Purchase Agreement as an Acquired Store. The Company and the Operating Subsidiaries, as the case may be, shall be entitled to all income earned in or from the ownership or operation of the Assets related to the Marlow Heights Store with respect to events occurring prior to the date hereof, and the Acquiror will be entitled to all income earned in or from the ownership or operation of the Assets related to the Marlow Heights Store with respect to events occurring on or after the date hereof. Without limiting the generality of the foregoing, all cash receipts received at the Stores prior to the date hereof shall be the property of the Company and the Operating Subsidiaries, as the case may be, and all cash receipts received at the Stores on or after the date hereof shall be the property of the Acquiror. The parties hereto agree to cooperate with each other to ensure that any amounts received are delivered to the party entitled to such amounts as provided herein. All property taxes, rent, utilities and amounts under the real estate lease related to the Marlow Heights Store shall be apportioned on an accrual basis as of the close of business on the date immediately prior to the date hereof between Acquiror, the Company and the Operating Subsidiaries such that Acquiror shall be responsible only for property taxes, rent, utilities and amounts under the Store Leases with respect to periods occurring on or after the date hereof.

     (b) The Representations and Warranties of the Company and the Operating Subsidiaries set forth in Section 3.3, 3.4, 3.7, 3.8, 3.9, 3.10, 3.11,
          3.12, 3.13, 3.14, 3.15, 3.17, 3.19, 3.21(b) and 3.31 of the Asset
          Purchase Agreement are hereby incorporated herein by reference and are deemed made as of the date hereof with respect to matters related to the Marlow Heights Store and the operations conducted therein by the Company or the Operating Subsidiaries on or prior to the date hereof.

     (c) As of the date hereof, Acquiror shall hereby assume only those liabilities or obligations of a kind or nature, whether absolute, contingent, accrued, known or unknown, that are attributable to the periods, events or circumstances on or after the date hereof, and which arise under, relate to or are in connection with the Assets related to the Marlow Heights Store on or after the date hereof. Except as specifically set forth in the previous sentence, Acquiror shall assume no other liabilities or obligations relating to the Assets related to the Marlow Heights Store, including, without limitation, those specifically excluded liabilities set forth in
          Section 1.5(b) of the Asset Purchase Agreement as applied to the Marlow Heights Store.

     (d) Acquiror, the Company and the Operating Subsidiaries acknowledge and agree that all of the Indemnification provisions set forth in Article VIII of the Asset Purchase Agreement shall be deemed to apply with equal force to any Indemnity Claims arising or resulting from and to the extent they are attributable to the Marlow Heights Store as if the Marlow Heights Store was originally an Acquired Store and acquired as of the Closing Date under the Asset Purchase Agreement.

3.   New Acquired Stores.

     (a) Each of the Company and the Operating Subsidiaries, as the case may be, hereby sells, transfers, assigns, conveys and delivers to Acquiror and the Subsidiary Transferees, as the case may be, all of such entity's right, title and interest in and to the real estate leases (and fixtures related thereto) (the "ACCOUNT STORE LEASES") related to the Stores set forth in this Section 3(a) below, such Stores having been previously designated as Account Stores under the Asset Purchase Agreement, in each case free and clear of any and all Encumbrances, effective as of the date hereof. Acquiror and the Subsidiary Transferees, as the case may be, will acquire the Account Store Leases as of the date hereof under the same terms and subject to the same exceptions (including those set forth in Section 1.5 of the Asset Purchase Agreement) as if the Account Store Leases related to the New Acquired Stores were Assets originally acquired under the Asset Purchase Agreement, effective as of the date hereof.

           ---------------------------------------------------------------------------
           STORE #    ADDRESS                                  CITY                 ST
           ---------------------------------------------------------------------------

           00146      245 South George Street                  York                 PA
           ---------------------------------------------------------------------------
           00182      2801 Lancaster Avenue                    Wilmington           DE
           ---------------------------------------------------------------------------
           00231      6451 West Colfax Avenue                  Lakewood             CO
           ---------------------------------------------------------------------------
           01004      1105 South Josey Lane                    Carrollton           TX
           ---------------------------------------------------------------------------
           01007      800 North Highway 77                     Waxahachie           TX
           ---------------------------------------------------------------------------
           01073      4449 NW 50th Street                      Oklahoma City        OK
           ---------------------------------------------------------------------------
           01145      2301 East Lake Mead Road                 North Las Vegas      NV
           ---------------------------------------------------------------------------
           01146      2350 Miracle Mile                        Bullhead City        AZ
           ---------------------------------------------------------------------------
           01248      1967 North Decatur Boulevard             Las Vegas            NV
           ---------------------------------------------------------------------------
           01424      2514 South Federal Hwy.                  Fort Pierce          FL
           ---------------------------------------------------------------------------
           01448      1815 S WW White Road                     San Antonio          TX
           ---------------------------------------------------------------------------
           01452      1376 Sullivan Lane                       Sparks               NV
           ---------------------------------------------------------------------------
           01455      4003 East Sprague                        Spokane              WA
           ---------------------------------------------------------------------------
           01510      6990 East 22nd Street                    Tucson               AZ
           ---------------------------------------------------------------------------
           01745      1115 Charles G. Seviers Boulevard        Clinton              TN
           ---------------------------------------------------------------------------
           01879      4082 Lankford Highway                    Exmore               VA
           ---------------------------------------------------------------------------

     (b) The Representations and Warranties of the Company and the Operating Subsidiaries set forth in Section 3.8 of the Asset Purchase Agreement are hereby incorporated herein by reference and are deemed made by the Company and the Operating Subsidiaries as of the date hereof with respect to the matters related to the Account Store Leases on or prior to the date hereof.

     (c) As of the date hereof, Acquiror and the Subsidiary Transferees, as the case may be, shall assume only those liabilities or obligations of a kind or nature, whether absolute, contingent, accrued, known or unknown, that are attributable to the periods, events or circumstances on or after the date hereof, and which arise under, relate to or are in connection with the Account Store Leases on or after the date hereof. Except as specifically set forth in the previous sentence, Acquiror shall assume no other liabilities or obligations relating to the Account Store Leases.

     (d) Acquiror, the Company and the Operating Subsidiaries acknowledge and agree that all of the Indemnification provisions set forth in Article VIII of the Asset Purchase Agreement shall be deemed to apply with equal force to any Indemnity Claims arising or resulting from and to the extent they are attributable to Account Store Leases as if originally contemplated by the Asset Purchase Agreement.

4.   New Account Stores.

     (a) Acquiror and the Subsidiary Transferees, as the case may be, hereby sells, transfers, assigns, conveys and delivers to the Company and the Operating Subsidiaries, as the case may be, without representation or warranty and free and clear of all Encumbrances (except for those Encumbrances under Acquiror's senior credit facility, if any, which may have attached on February 8, 2003 and which Acquiror covenants it will obtain applicable releases if required), all of such entity's right, title and interest in and to all of the real estate leases, fixtures, supplies, office furniture, computers (including peripherals), equipment (other than filing cabinets, copiers and fax machines), product displays and any deposits (the "RETURNED ASSETS") related to the Stores set forth in this Section 4(a) below, such Stores having been previously designated as Acquired Stores under the Asset Purchase Agreement, effective as of the date hereof:

          ---------------------------------------------------------------------
          STORE #   ADDRESS                         CITY                     ST
          ---------------------------------------------------------------------

          00196     8636 Richmond Highway           Alexandria               VA
          ---------------------------------------------------------------------
          00224     5330 West Washington            Indianapolis             IN
          ---------------------------------------------------------------------
          00280     421 Smithville Road             Orrville                 OH
          ---------------------------------------------------------------------
          00552     1740 South Cliff Avenue         Sioux Falls              SD
          ---------------------------------------------------------------------
          01230     110 West McGaffey               Roswell                  NM
          ---------------------------------------------------------------------
          01259     400 Northline Mall              Houston                  TX
          ---------------------------------------------------------------------
          01272     1920 11th Avenue North          Texas City               TX
          ---------------------------------------------------------------------
          01317     92 15th Street                  Tuscaloosa               AL
          ---------------------------------------------------------------------
          01403     1509 E. Main Street             Russellville             AR
          ---------------------------------------------------------------------

     (b) The Company and the Operating Subsidiaries, as the case may be, hereby assume and agree to pay, perform, discharge, and satisfy any and all of those Assumed Liabilities related to the Returned Assets previously assumed by Acquiror and the Subsidiary Transferees on the Closing Date, effective as of the date hereof.

5.   Exercise of Account Store Acquisition Option.

     (a) Acquiror hereby exercises its rights under Section 6.3 of the Asset Purchase Agreement to assume from the Company and the Operating Subsidiaries, as the case may be, the real estate lease (and the fixtures related thereto) with respect to each of the following Account Stores (the "ADDITIONAL LEASES"):

          ---------------------------------------------------------------------
          STORE #    ADDRESS                            CITY                 ST
          ---------------------------------------------------------------------

          00246      2116 North Mitchell Street         Cadillac             MI
          ---------------------------------------------------------------------
          00488      5402 Charlotte Avenue              Nashville            TN
          ---------------------------------------------------------------------
          01005      222 Camp Wisdom Road               Duncanville          TX
          ---------------------------------------------------------------------
          01051      9751 Webb Chapel                   Dallas               TX
          ---------------------------------------------------------------------
          01505      114 N. Vine Street                 Urbana               IL
          ---------------------------------------------------------------------
          01549      1709 North Walnut                  Hartford City        IN
          ---------------------------------------------------------------------
          01813      1834 North Main Street             Longmont             CO
          ---------------------------------------------------------------------
          01817      1341 24th Street                   Port Huron           MI
          ---------------------------------------------------------------------


          The parties hereby acknowledge that this letter agreement shall constitute the written notice required under Section 6.3 of the Asset Purchase Agreement and that they will enter into the assignment and assumption agreement, in the form attached as Exhibit "A" hereto, with respect to such real estate leases in accordance with Section 6.3 of the Asset Purchase Agreement. As consideration for Acquiror exercising its rights under Section 6.3 of the Asset Purchase Agreement with respect to the Account Stores set forth above, the Company and the Operating Subsidiaries shall pay to Acquiror on the date hereof the amount of Two Hundred Thousand Dollars ($200,000) by wire transfer of immediately available funds.

     (b) The Representations and Warranties of the Company and the Operating Subsidiaries set forth in Section 3.8 of the Asset Purchase Agreement are hereby incorporated herein by reference and are deemed made by the Company and the Operating Subsidiaries as of the date hereof with respect to the matters related to the Additional Leases on or prior to the date hereof.

     (c) As of the date hereof, Acquiror shall assume only those liabilities or obligations of a kind or nature, whether absolute, contingent, accrued, known or unknown, that are attributable to the periods, events or circumstances on or after the date hereof, and which arise under, relate to or are in connection with the Additional

          Leases on or after the date hereof. Except as specifically set forth in the previous sentence, Acquiror shall assume no other liabilities or obligations relating to the Additional Leases.

     (d) Acquiror, the Company and the Operating Subsidiaries acknowledge and agree that all of the Indemnification provisions set forth in Article VIII of the Asset Purchase Agreement shall be deemed to apply with equal force to any Indemnity Claims arising or resulting from and to the extent they are attributable to the Additional Leases as if originally contemplated by the Asset Purchase Agreement.

     (e) Pursuant to Section 4.10 of the Asset Purchase Agreement, Acquiror hereby designates that (i) the Additional Leases related to the above referenced Store Nos. 01005 and 01051 shall be acquired as of the date hereof by Rent-A-Center Texas, L.P., (ii) the Additional Lease related to the above referenced Store No. 01813 shall be acquired as of the date hereof by Rent-A-Center West, Inc., and (iii) the Additional Leases related to the above referenced Store Nos. 00246, 00488, 01505, 01549 and 01817 shall be acquired as of the date hereof by Rent-A-Center East, Inc.

6. Entire Agreement. Notwithstanding the provisions of Section 9.5 of the Asset Purchase Agreement and consistent with Section 7.4 of the Asset Purchase Agreement, this letter agreement, together with the Asset Purchase Agreement and all other documents and instruments referred to therein, including, but not limited to, the letter agreement from Acquiror to the Company and the Operating Subsidiaries, dated December 31, 2002, relating to the extension of the Due Diligence Period, the letter agreement from Acquiror to the Company and the Operating Subsidiaries, dated January 7, 2003, relating to the Acquiror's internal reorganization, and the letter agreement from Acquiror to the Company and the Operating Subsidiaries, dated February 7, 2003, relating to various transitional and other matters, constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the transactions contemplated by the Asset Purchase Agreement.

7. No Further Amendments. Other than as specifically provided for herein, all other terms and conditions of the Asset Purchase Agreement shall remain in full force and effect in accordance with its terms.

8. Governing Law. The provisions of Section 9.9 of the Asset Purchase Agreement shall apply to this letter agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




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




                                           RENT-A-CENTER EAST, INC.,
                                           formerly known as Rent-A-Center, Inc.


                                           By:
                                               --------------------------------

                                               Name:
                                                     --------------------------

                                               Title:
                                                      -------------------------



                                           RENT-A-CENTER WEST, INC.,




                                           By:
                                               --------------------------------

                                               Name:
                                                     --------------------------

                                               Title:
                                                      -------------------------


                                           RENT-A-CENTER TEXAS, L.P.

                                           By: Rent-A-Center East, Inc.,
                                                  its general partner




                                           By:
                                               --------------------------------

                                               Name:
                                                     --------------------------

                                               Title:
                                                      -------------------------


AGREED AND ACCEPTED:

RENT-WAY, INC.


By: /s/ WILLIAM A. MCDONNELL
    ---------------------------------
    Name: William A. Mcdonnell
    ---------------------------------
    Title: Vice President and CFO
    ---------------------------------


RENT-WAY OF MICHIGAN, INC.


By: /s/ WILLIAM A. MCDONNELL
    ---------------------------------
    Name: William A. Mcdonnell
    ---------------------------------
    Title: Vice President and CFO
    ---------------------------------

RENT-WAY OF TTIG, L.P.

By: Rent-Way Development, Inc.,
      its general partner


By: /s/ WILLIAM A. MCDONNELL
    ---------------------------------
    Name: William A. Mcdonnell
    ---------------------------------
    Title: Vice President and CFO
    ---------------------------------


cc: Hodgson Russ, LLP
    One M&T Plaza, Suite 2000
    Buffalo, New York 14203-2391
    Attention: John J. Zak, Esq.
    Telecopy: 716-849-0349






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


                                   EXHIBIT "A"

                       ASSIGNMENT AND ASSUMPTION AGREEMENT